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                                                                   Exhibit 23.1

                                                      CONSENT OF AMISANO HANSON

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2A2 for Bream Ventures, Inc., of our report dated March 15, 2002, except as to note 7(ii), which is as of April 9, 2002, relating to the December 31, 2001 financial statements of Bream Ventures, Inc., which appears in such Prospectus.


/s/ Amisano Hanson
Amisano Hanson

May 13, 2002